UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2014
Date of Report (Date of earliest event reported)

HYDROCARB ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 375, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 970-1590
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2014 the following persons resigned as directors:

Gregory M. Larberg
Paul C. Schillmoller
Pasquale V. Scaturro

On July 20, 2014, the Board appointed Kent Watts as Executive Chairman.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2014, the Board of Directors approved amendments to the Bylaws.  The amendments set forth the duties of the Executive Chairman, giving him authority over financings, analyst relations, investor relations, public relations, transfer agent relations, legal counsel, and the business plan.

The amendments also state that the bylaws may be amended by majority written consent of shareholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3(ii)	Amended and Restated Bylaws

HYDROCARB ENERGY CORPORATION

Date: July 21, 2014	/s Joel Seidner
Name: Joel Seidner
Title: Secretary